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                                                                     EXHIBIT 4.1


                                                         Cusip No.#._________


         NUMBER                                                 SHARES


                                                            See Reverse for
                                                            Certain Definitions



Incorporated under the laws of the State of Nevada

                         Alviero Martini Worldwide, Ltd.


                      AUTHORIZED STOCK 100,000,000 SHARES
                                PAR VALUE $.001


This is to certify that  _______________________________________ is the owner of
_____________________________________________________________fully    paid   and
non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers. Dated

                              Chief Financial Officer                 President



(PAGE)




Transfer Agent:                              Countersigned:____________________
                                             Authorized Signature

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The following  abbreviations,  when used in the  inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common             UNIF GIFT MIN ACT -
...........Custodian..........
                                                                   (Cust)
(Minor)


TEN ENT   - as tenants by the entireties     under Uniform Gifts to Minors


JT TEN    - as joint tenants with right of
          survivorship and not as tenants    Act...........................
          in common                                 (State)
          Additional abbreviations may also be used though not in the above list


For value received ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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================================================================================
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)
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_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________     _______________ In presence of

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